SPECIAL POWER OF ATTORNEY

The undersigned, J. Timothy McGinley, hereby constitutes and appoints Ronald E.
Christian, or, in his absence, Robert E. Heidorn, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3--Initial
Statement of Beneficial
Ownership of Securities, Form 4--Statement of Changes in
Beneficial Ownership of
Securities, and Form 5--Annual Statement of Beneficial
Ownership of Securities
required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of Vectren
Corporation(Company), and to file
the same, with all exhibits, with the Securities and Exchange Commission (SEC) and any national market exchange on which the Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and requisite necessary to be done, as fully for all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute(s), may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

Executed by the undersigned as of this 28th day of January, 2004.

					/s/ J. Timothy McGinley
					J. Timothy McGinley

STATE OF INDIANA		)
				)  SS:
COUNTY OF VANDERBURGH	)

Before me the undersigned, a Notary Public for Warrick
County, State of Indiana,
personally appeared J. Timothy McGinley, and acknowledged the execution of this instrument this 28th day of January, 2004.

					/s/ Deborah A. Hague
					Notary Signed
					Deborah A. Hague

My commission expires: August 29, 2008